SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement                  [   ]  Confidential, for Use
       Only (as permitted by Rule 14a-6(e)(2))            of the Commission

[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12

                        Financial Industries Corporation
                (Name of Registrant as Specified In Its Charter)

                _________________________________________________

  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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       0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _______________________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): July 29, 2003




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




           Texas                        0-4690                   74-2126975
(State or other jurisdiction     (Commission file number)   (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000



                        ________________________________

ITEM 5.  Other Information

     As previously described in the Definitive Proxy Statement of FIC dated June 26, 2003 under the heading entitled "Certain Relationships and Related
Transactions-New Era Transactions," American Physicians Service Group Inc. ("APS") and a subsidiary of Equita Financial and Insurance Services of Texas, Inc. ("Equita") acquired 312,484 and 204,918 shares of Common Stock of FIC, respectively, from The Roy F. and Joann Cole Mitte Foundation (the "Foundation") prior to the record date for the 2003 Annual Shareholders Meeting (the "Annual Meeting"). Such shares were subject to the proxy granted to FIC by the Foundation as more particularly described in the Proxy Statement under the heading entitled "Certain Relationships and Related Transactions-Settlement of Litigation with Mitte Family."

     On July 29, 2003 FIC, at the request of APS and M&W Financial Services, Inc. ("M&W") (the Equita subsidiary), FIC released the proxy with respect to the shares of Common Stock of FIC acquired by APS and M&W from the Foundation. Accordingly, APS and M&W can each vote their respective shares directly at the Annual Meeting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINANCIAL INDUSTRIES CORPORATION



Date:  July 29, 2003                    By:    /s/ Theodore A. Fleron
                                            __________________________________
                                            Theodore A. Fleron
                                            General Counsel and Secretary